UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2009

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue, Overland Park, Kansas 66211

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (913) 696-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 30, 2009, YRC Worldwide Inc. (the “Company”) issued a news release announcing it has extended its offer to exchange up to approximately 42 million shares of the Company’s common stock and up to approximately 5 million shares of the Company’s new Class A convertible preferred stock for its (i) 5.0% Net Share Settled Contingent Convertible Senior Notes and 5.0% Contingent Convertible Senior Notes due 2023 (the “5% Notes”), (ii) 3.375% Net Share Settled Contingent Convertible Senior Notes and 3.375% Contingent Convertible Senior Notes due 2023 (the “3.375% Notes”) and (iii) the USF-8 1/2% notes due 2010 issued by the Company’s subsidiary, YRC Regional Transportation, Inc. (the “8 1/2% Notes”), with an aggregate face value of approximately $536.8 million, until 11:59 p.m., New York City time, on December 30, 2009, unless further extended by the Company. The exchange offer had been scheduled to expire at 11:59 p.m., New York City time, on December 29, 2009.

A copy of the news release announcing the extension of the exchange offer is attached as Exhibit 99.1 to this Form 8-K and is incorporated into this Item 8.01 by reference.

The information in this report is being “furnished” pursuant to General Instruction F to Current Report on Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this report, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any filing.

IMPORTANT INFORMATION ABOUT THE EXCHANGE OFFER

The news release attached to this Form 8-K and the contents of this Form 8-K are for informational purposes only and are not an offer to buy or the solicitation of an offer to sell any security. The exchange offer is being made only by means of a prospectus, a letter of transmittal and other offer documents, as described below.

In connection with the exchange offer by YRC Worldwide Inc., the Company has previously filed with the SEC a registration statement on Form S-4 (which contains a preliminary prospectus), amendments to the registration statement and prospectus supplements, a tender offer statement on Schedule TO, amendments thereto, and other related documents and materials. Investors and security holders are strongly urged to carefully review the registration statement, the amendments to the registration statement, the preliminary prospectus, the prospectus supplements, the tender offer statement, the amendments to the tender offer statement and the other related documents and materials that the Company filed or files with the SEC, including the final prospectus described below, when available, as well as any amendments and supplements thereto because they will contain important information about the Company, the exchange offer and related transactions and are the sole means by which any offer to exchange or sell, or any solicitation of any such offer, will be made.

The preliminary prospectus, the prospectus supplements and related transmittal materials have been delivered to holders of the outstanding notes. Investors and security holders may obtain a free copy of the registration statement, as amended, the preliminary prospectus, the prospectus supplements and transmittal materials, as well as other documents the Company filed or files with the SEC, at the SEC’s website, www.sec.gov. Prior to the expiration of the exchange offers the Company will file a final prospectus with the SEC. Investors and security holders are strongly urged to carefully review the final prospectus when it is available. Free copies of the Company’s filings with the SEC have been made available on the Company’s website, www.yrcw.com, or may be obtained by making a request to YRC Worldwide Inc., 10990 Roe Avenue, Overland Park, Kansas 66211, (913) 696-6100, Attention: Dan Churay, Executive Vice President, General Counsel and Secretary.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	News release dated December 30, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YRC WORLDWIDE INC.

Date: December 30, 2009	By:	/S/ JEFF P. BENNETT
Jeff P. Bennett
Vice President—Legal, Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	News release dated December 30, 2009

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